Exhibit 10.28

FP TECHNOLOGY HOLDINGS, INC.

NOTICE OF RESTRICTED STOCK AWARD

Grantee’s Name and Address:

The above named “Grantee” has been granted shares of Common Stock of FP Technology Holdings, Inc. (the “Company”), subject to the terms and conditions of this Notice of Restricted Stock Award (the “Notice”) and the Restricted Stock Award Agreement (the “Agreement”) attached hereto, as follows (the “Award”).  Defined terms used in this Notice but not defined herein shall have the same meanings given in the Agreement.

Award Number	[ ]
Date of Award	March 11, 2006
Vesting Commencement Date	Closing of CAP Financing (defined below)
Total Number of Shares
of Common Stock Awarded	[ ] Shares

Vesting Schedule:

Shares that have not vested are referred to as “Restricted Shares”.  Subject to Grantee’s Continuous Service and other limitations set forth in this Notice and the Agreement, the Shares will “vest” in accordance with the following schedule:

100% of the Total Number of Shares of Common Stock Awarded shall vest on the two-year anniversary of the consummation of the proposed financing transaction by AFG Enterprises USA, Inc. (“AFG”) involving the sale and issuance of approximately $50 million in Senior Secured Convertible and Nonconvertible Notes Due 2011 and Warrants, all as contemplated in that certain Term Sheet executed by the Company dated March 9, 2006 (the “CAP Financing”), unless (i) AFG fails to raise at least $7 million in additional capital within six months from the consummation of the CAP Financing or (ii) AFG fails to obtain the necessary approval of the investors in the CAP Financing for a Business Combination Transaction (as defined in such Term Sheet) within 18 months from the consummation of the CAP Financing, in which case the entire Award shall not vest and all of the Restricted Shares shall be cancelled and returned to the Company (if not sooner repurchased by the Company under the Company’s Repurchase Right).

1

During any authorized leave of absence, the vesting of the Shares shall be suspended after the leave of absence exceeds a period of ninety (90) days.  Vesting of the Shares shall resume upon the Grantee’s termination of the leave of absence and return to Continuous Service.

Vesting shall cease upon the date of termination of the Grantee’s Continuous Service for any reason, other than (i) the Grantee’s death, in which case the Award shall continue to vest in the name of the Grantee’s estate, or (ii) the Grantee’s Disability, in which case the Award shall continue to vest in the name of the Grantee, provided that the Board of Directors of the Company agrees to such continued vesting upon Disability and the Grantee is an employee of the Company at the time such Disability begins.

For purposes of this Notice and the Agreement, the term “vest” shall mean, with respect to any Shares, that such Shares are no longer subject to repurchase or forfeiture; provided, however, that such Shares shall remain subject to other restrictions on transfer set forth in the Agreement.  If the Grantee would become vested in a fraction of a Restricted Share, such Restricted Share shall not vest until the Grantee becomes vested in the entire Share.  Notwithstanding the foregoing, the Shares subject to this Notice will be subject to the provisions of the Agreement relating to the release of repurchase and forfeiture provisions in the event of a Corporate Transaction, Change of Control or Related Entity Disposition.

In the event of the Grantee’s change in status from Employee to Consultant or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, vesting of the Shares shall continue only to the extent determined by the Administrator.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice and the Agreement.

FP TECHNOLOGY HOLDINGS, INC.

By:

Print Name:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER).  THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE OR THE AGREEMENT SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE GRANTEE’S CONTINUOUS SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE.  THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN AGREEMENT WITH THE COMPANY TO THE CONTRARY, GRANTEE’S STATUS IS AT WILL.

2

The Grantee acknowledges receipt of a copy of this Notice and the Agreement and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all of the terms and provisions hereof and thereof.  The Grantee has reviewed this Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice and the Agreement.  The Grantee hereby agrees that all disputes arising out of or relating to this Notice and the Agreement shall be resolved in accordance with Section 17 of the Agreement.  The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Name of Grantee:

Signature of Grantee:	Date:

3

FP TECHNOLOGY HOLDINGS, INC.

RESTRICTED STOCK AWARD AGREEMENT

1.     Issuance of Shares.  FP Technology Holdings, Inc., a Delaware corporation (the “Company”), hereby agrees to issue to the “Grantee” named in the attached Notice of Restricted Stock Award (the “Notice”) the number of Shares of Common Stock set forth in the Notice (the “Shares”), subject to the terms of the Notice and this Restricted Stock Award Agreement (this “Agreement”).  All Shares issued under this Agreement will be deemed issued to the Grantee as fully paid and nonassessable shares, and the Grantee will have the right to vote the Shares at meetings of the Company’s shareholders.  The Company shall pay any applicable stock transfer taxes imposed upon the issuance of the Shares to the Grantee hereunder.  Defined terms used in this Agreement but not defined herein shall have the same meanings given in the Notice.

2.     Consideration.  The Shares have been issued to the Grantee in consideration for continued service with the Company, which consideration has a value of $0.11 per share, the current fair market value of the Shares.

3.     Transfer Restrictions.  The Shares issued to the Grantee hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Grantee prior to the date when the Shares become vested pursuant to the Vesting Schedule set forth in the Notice and cease to be Restricted Shares.  Any attempt to transfer Restricted Shares in violation of this Section 3 will be null and void and will be disregarded.  After the Shares vest, the Shares will be subject to the Company’s Right of First Refusal as set forth in Section 8 below and the Company’s Repurchase Right as to vested Shares set forth in Section 9 below.

4.     Escrow of Stock.  For purposes of facilitating the enforcement of the provisions of this Agreement, the Grantee agrees, immediately upon receipt of the certificate(s) for the Restricted Shares, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit A, executed in blank by the Grantee and the Grantee’s spouse (if required for transfer) with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company or his designee, to hold in escrow for so long as such Restricted Shares have not vested pursuant to the Vesting Schedule set forth in the Notice or continue to remain subject to the Company’s Right of First Refusal or Repurchase Right, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Agreement in accordance with the terms hereof.  The Grantee hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Agreement and that such appointment is coupled with an interest and is accordingly irrevocable.  The Grantee agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto.  The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time.  Upon the vesting of all Restricted Shares and termination of the Company’s Right of First Refusal and Repurchase Right, the escrow holder will, without further order or instruction, transmit to the Grantee the certificate evidencing such Shares, subject, however, to satisfaction of any withholding obligations provided in Section 6 below.

5.     Distributions.  Except as set forth in Section 9(e), the Company shall disburse to the Grantee all regular cash dividends with respect to the Shares and Additional Securities (whether vested or not), less any applicable withholding obligations.

6.     Section 83(b) Election and Withholding of Taxes.  The Grantee will provide the Administrator with a copy of any timely election made pursuant to Section 83(b) of the Internal Revenue Code or similar provision of state law (collectively, an “83(b) Election”), a form of which is attached hereto as Exhibit B.  If the Grantee makes a timely 83(b) Election, the Grantee shall immediately pay the Company the amount necessary to satisfy any applicable foreign, federal, state, and local income and employment tax withholding obligations.  If the Grantee does not make a timely 83(b) Election, the Grantee shall, as Restricted Shares shall vest or at the time withholding is otherwise required by any applicable law, pay the Company the amount necessary to satisfy any applicable foreign, federal, state, and local income and employment tax withholding obligations.  The Grantee hereby represents that he or she understands (a) the contents and requirements of the 83(b) Election, (b) the application of Section 83(b) to the receipt of the Shares by the Grantee pursuant to this Agreement, (c) the nature of the election to be made by the Grantee under Section 83(b), and (d) the effect and requirements of the 83(b) Election under relevant state and local tax laws.  The Grantee further represents that he or she intends to file an election pursuant to Section 83(b) with the Internal Revenue Service within thirty (30) days following the date of this Agreement, and submit a copy of such election to the Company and with his or her federal tax return for the calendar year in which the date of this Agreement falls.

7.     Additional Securities.  Any securities or cash received (other than a regular cash dividend) as the result of ownership of the Restricted Shares (the “Additional Securities”), including, but not by way of limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization or other similar change in the Company’s capital structure, shall be retained in escrow in the same manner and subject to the same conditions and restrictions as the Restricted Shares with respect to which they were issued, including, without limitation, the Vesting Schedule set forth in the Notice, Right of First Refusal and the Repurchase Right.  The Grantee shall be entitled to direct the Company to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Grantee may not direct the Company to sell any such warrant or option.  If Additional Securities consist of a convertible security, the Grantee may exercise any conversion right, and any securities so acquired shall constitute Additional Securities.  Appropriate adjustments to reflect the distribution of Additional Securities shall be made to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Company’s capital structure.  In the event of any change in certificates evidencing the Shares or the Additional Securities by reason of any recapitalization, reorganization or other transaction that results in the creation of Additional Securities, the escrow holder is authorized to deliver to the issuer the certificates evidencing the Shares or the Additional Securities in exchange for the certificates of the replacement securities.

8.     Company’s Right of First Refusal.

(a)   Transfer Notice.  Following the date when the Shares become vested pursuant to the Vesting Schedule set forth in the Notice, the Grantee or a transferee (either being sometimes referred to herein as the “Holder”) may sell, hypothecate, encumber or otherwise transfer any Shares or any right or interest therein only (1) upon first obtaining the prior written consent of the Company or (2) if the Holder first shall have provided the Company with written notice (the “Transfer Notice”) of:

(i)            The Holder’s intention to transfer;

(ii)           The name of the proposed transferee;

(iii)          The number of Shares to be transferred; and

(iv)          The proposed transfer price or value and terms thereof.

(b)   First Refusal Exercise Notice.  The Company shall have the right to purchase (the “Right of First Refusal”) all or less than all of the Shares which are described in the Transfer Notice (the “Offered Shares”) at any time during the period commencing upon receipt of the Transfer Notice and ending ten (10) days thereafter (the “Option Period”) at the per share price or value and in accordance with the terms stated in the Transfer Notice which Right of First Refusal shall be exercised by written notice (the “First Refusal Exercise Notice”) to the Holder.  During the Option Period, the Company also may exercise its Repurchase Right in lieu or in addition to its Right of First Refusal if the Repurchase Right is or becomes exercisable during the Option Period.

(c)   Payment Terms.  The Company shall consummate the purchase of the Offered Shares on the terms set forth in the Transfer Notice within ten (10) days after delivery of the First Refusal Exercise Notice; provided, however, that in the event the Transfer Notice provides for the payment for the Offered Shares other than in cash, the Company and/or its assigns shall have the right to pay for the Offered Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Administrator.  Upon payment for the Offered Shares to the Holder or into escrow for the benefit of the Holder, the Company or its assigns shall become the legal and beneficial owner of the Offered Shares and all rights and interest therein or related thereto, and the Company shall have the right to transfer the Offered Shares to its own name or its assigns without the further action by the Holder.

(d)   Assignment.  Whenever the Company shall have the right to purchase Shares under this Right of First Refusal, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations, to exercise all or a part of the Company’s Right of First Refusal.

(e)   Non-Exercise.  If the Company and/or its assigns do not collectively elect to exercise the Right of First Refusal within the Option Period or such earlier time if the Company and/or its assigns notifies the Holder that it will not exercise the Right of First Refusal, then the Holder may transfer the Shares upon the terms and conditions stated in the Transfer Notice, provided that:

(i)    The transfer is made within 90 days of the expiration of the Option Period; and

(ii)          The transferee agrees in writing that such Shares shall be held subject to the provisions of this Agreement.

(f)    Expiration of Transfer Period.  Following such 90-day period, no transfer of the Offered Shares and no change in the terms of the transfer as stated in the Transfer Notice (including the name of the proposed transferee) shall be permitted without a new written Transfer Notice prepared and submitted in accordance with the requirements of this Right of First Refusal.

(g)   Termination of Right of First Refusal.  The provisions of this Right of First Refusal shall terminate as to all Shares upon the Registration Date.

(h)   Corporate Transaction/Related Entity Disposition.  In the event of a Corporate Transaction or a Related Entity Disposition, the Right of First Refusal shall apply to the new capital stock or other property received in exchange for the Shares in consummation of the Corporate Transaction or Related Entity Disposition, but only to the extent the Shares are at the time covered by such right.

9.     Company’s Repurchase Right.

(a)   Grant of Repurchase Right.  The Company is hereby granted the right (the “Repurchase Right”), exercisable at any time during the ten (10) day period (the “Share Repurchase Period”) following the date the Grantee’s Continuous Service terminates for any reason, with or without cause, other than due to Grantee’s death or Disability (in which case the determination of whether the Restricted Shares are subject to the Repurchase Right shall be determined in accordance with the provisions for Disability set forth in the Notice), or the termination of the Award pursuant to Section 19 of this Agreement (in any case, the “Termination Date”), to repurchase all or any portion of the Shares that are deemed Restricted Shares (as such term is defined in the Notice).

(b)   Exercise of the Repurchase Right.  The Repurchase Right shall be exercisable by written notice delivered to the Grantee prior to the expiration of the Share Repurchase Period.  The notice shall indicate the number of Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not later than the last day of the Share Repurchase Period.  On the date on which the repurchase is to be effected, the Company and/or its assigns shall pay to the Grantee in cash or cash equivalents (including the cancellation of any purchase-money indebtedness) for Restricted Shares being repurchased, the amount previously paid by the Grantee to the Company for such Shares (par value of the Shares as provided in the Notice).  Upon such payment to the Grantee or into escrow for the benefit of the Grantee, the Company and/or its assigns shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest thereon or related thereto, and the Company shall have the right to transfer to its own name or its assigns the number of Shares being repurchased, without further action by the Grantee.

(c)   Assignment.  Whenever the Company shall have the right to purchase Shares under this Repurchase Right, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations, to exercise all or a part of the Company’s Repurchase Right.

(d)   Termination of the Repurchase Right.  The Repurchase Right shall terminate with respect to any Shares for which it is not timely exercised.

(e)   Corporate Transaction/Related Entity Disposition.  In the event of a Corporate Transaction or a Related Entity Disposition, the Repurchase Right shall apply to the new capital stock or other property (including cash paid other than as a regular cash dividend) received in exchange for the Shares in consummation of the Corporate Transaction or Related Entity Disposition and such stock or property shall be deemed Additional Securities for purposes of this Agreement, but only to the extent the Shares are at the time covered by such Repurchase Right.  Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction or Related Entity Disposition. To the extent that this Agreement is not Assumed, the Company shall have the Repurchase Right as to such Restricted Shares pursuant to Section 9(a) of this Agreement, except that the Share Repurchase Period shall be the fifteen (15) day period immediately preceding the consummation of the Corporate Transaction or Related Entity Disposition.

10.   Stop-Transfer Notices.  In order to ensure compliance with the restrictions on transfer set forth in this Agreement or the Notice, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

11.   Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

12.   Restrictive Legends.  Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A RIGHT OF FIRST REFUSAL AND A REPURCHASE RIGHT HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL AND REPURCHASE RIGHT ARE BINDING ON TRANSFEREES OF THESE SHARES.

13.   Lock-Up Agreement.

(a)   Agreement.  Grantee, if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the “Lead Underwriter”), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the Lead Underwriter shall specify.  Grantee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject until the end of such period.  The Company and Grantee acknowledge that each Lead Underwriter of a public offering of the Company’s stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 13.

(b)   No Amendment Without Consent of Underwriter.  During the period from identification as a Lead Underwriter in connection with any public offering of the Company’s Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 13(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 13 may not be amended or waived except with the consent of the Lead Underwriter.

14.   Grantee’s Representations.  In the event the Shares issuable pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended, at the time of initial issuance to the Grantee, the Grantee shall, if required by the Company, concurrently with the receipt of the Shares, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit C.

15.   Entire Agreement: Governing Law.  The Notice and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee.  These agreements are to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties.  Should any provision of the Notice or this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

16.   Headings.  The captions used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation.

17.   Dispute Resolution.  The provisions of this Section 17 shall be the exclusive means of resolving disputes arising out of or relating to the Notice and this Agreement.  The Company, the Grantee, and the Grantee’s assignees (the “parties”) shall attempt in good faith to resolve any disputes arising out of or relating to the Notice and this Agreement by negotiation between individuals who have authority to settle the controversy.  Negotiations shall be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party.  Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute.  If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice or this Agreement shall be brought in the United States District Court for the Central District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of Los Angeles) and that the parties shall submit to the jurisdiction of such court.  The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court.  THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING.  If any one or more provisions of this Section 17 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

18.   Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown beneath its signature in the Notice, or to such other address as such party may designate in writing from time to time to the other party.

19.   Corporate Transactions/Changes in Control/Related Entity Dispositions.

(a)   Termination of Award to the Extent Not Assumed

(i)            Corporate Transaction.  Effective upon the consummation of a Corporate Transaction, the Award shall terminate and all Restricted Shares shall cease vesting.  In such event the Restricted Shares which have not vested will be subject to the Repurchase Right of the Company contained in Section 9 above.  However, the Award shall not terminate and vesting shall not cease to the extent the Award is Assumed in connection with the Corporate Transaction.

(ii)           Related Entity Disposition.  Effective upon the consummation of a Related Entity Disposition, for purposes of the Award, there shall be a deemed termination of Continuous Service of the Grantee if he or she is at the time engaged primarily in service to the Related Entity involved in such Related Entity Disposition.  However, such Continuous Service shall not be deemed to terminate as to the portion of the Award that is Assumed.

(b)   Acceleration of Award Upon Corporate Transaction/Change in Control/Related Entity Disposition.  The Board shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction, Change in Control or Related Entity Disposition or at the time of an actual Corporate Transaction, Change in Control or Related Entity Disposition and exercisable at any time while the Award remains outstanding, to provide for the full or partial automatic vesting of the Award and the release from restrictions on transfer and repurchase or forfeiture rights of the Award in connection with a Corporate Transaction, Change in Control or Related Entity Disposition, on such terms and conditions as the Board may specify.  The Board also shall have the authority to condition the Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction, Change in Control or Related Entity Disposition.  The Board may provide that the Award so vested or released from such limitations in connection with a Change in Control or Related Entity Disposition, shall remain fully exercisable until the expiration or sooner termination of the Award.

20.   Definitions.  As used herein, the following definitions shall apply:

(a)   “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(b)   “Assumed” means that (i) pursuant to a Corporate Transaction or a Related Entity Disposition, the contractual obligations represented by the Award are assumed by the successor entity or its Parent in connection with the Corporate Transaction or Related Entity Disposition or (ii) pursuant to a Corporate Transaction the Award is affirmed by the Company.  The Award shall not be deemed “Assumed” for purposes of terminating the Award (in the case of a Corporate Transaction) and the termination of the Continuous Service of the Grantee (in the case of a Related Entity Disposition) if pursuant to a Corporate Transaction or a Related Entity Disposition the Award is replaced with a comparable award with respect to shares of capital stock of the successor entity or its Parent.

(c)   “Board” means the Board of Directors of the Company and shall include any committee of the Board or Officer of the Company to which the Board has delegated its authority under this Agreement.

(d)   “Change in Control” means a change in ownership or control of the Company effected through the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders.

(e)   “Code” means the Internal Revenue Code of 1986, as amended.

(f)    “Common Stock” means the common stock of the Company.

(g)   “Company” means FP Technology Holdings, Inc., a Delaware corporation.

(h)   “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(i)    “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated.  Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Option Agreement).  An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(j)    “Corporate Transaction” means any of the following transactions:

(i)            a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)           the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations);

(iii)          the complete liquidation or dissolution of the Company;

(iv)          any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

(v)           acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

(k)   “Director” means a member of the Board or the board of directors of any Related Entity.

(l)    “Disability” shall have the same meaning as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy.  If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that the Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days.  The Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Board in its discretion.

(m)  “Employee” means any person, including an Officer or Director, who is an employee of the Company or any Related Entity.  The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(n)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o)   “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(p)   “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(q)   “Registration Date” means the first to occur of (i) the closing of the first sale to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, of (A) the Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of the Common Stock; and (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, on or prior to the date of consummation of such Corporate Transaction.

(r)    “Related Entity” means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

(s)   “Related Entity Disposition” means the sale, distribution or other disposition by the Company or a Parent or a Subsidiary of the Company of all or substantially all of the interests of the Company or a Parent or a Subsidiary of the Company in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity, other than any Related Entity Disposition to the Company or a Parent or a Subsidiary of the Company.

(t)    “Share” means a share of the Common Stock.

(u)   “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

EXHIBIT A

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

[Please sign this document but do not date it.  The date and information of the transferee will be completed if and when the shares are assigned.]

FOR VALUE RECEIVED,                                                         hereby sells, assigns and transfers unto                                           ,                                            (        ) shares of the Common Stock of FP Technology Holdings, Inc., a Delaware corporation (the “Company”), standing in his name on the books of, the Company represented by Certificate No.         herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer the said stock in the books of the Company with full power of substitution.

DATED:

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EXHIBIT B

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, to include in gross income for 20    the amount of any compensation taxable in connection with the taxpayer’s receipt of the property described below:

1.             The name, address, taxpayer identification number and taxable year of the undersigned are:

TAXPAYER’S NAME:

SPOUSE’S NAME:

TAXPAYER’S SOCIAL SECURITY NO.:

SPOUSE’S SOCIAL SECURITY NO.:

TAXABLE YEAR:  Calendar Year 20

ADDRESS:

2.             The property which is the subject of this election is                       shares of common stock of FP Technology Holdings, Inc.

3.             The property was transferred to the undersigned on                     , 20    .

4.             The property is subject to the following restrictions:  The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer’s employment or service with the issuer is terminated.  The issuer’s repurchase right lapses in a series of periodic installments.

5.             The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is:  $               per share x                 shares = $                  .

6.             The undersigned paid $              per share x                     shares for the property transferred or a total of $                             .

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property.  The undersigned taxpayer is the person performing the services in connection with the transfer of said property.

The undersigned will file this election with the Internal Revenue Service office to which he files his annual income tax return not later than 30 days after the date of transfer of the property.  A copy of the election also will be furnished to the person for whom the services were

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performed.  Additionally, the undersigned will include a copy of the election with his income tax return for the taxable year in which the property is transferred.  The undersigned understands that this election will also be effective as an election under applicable state law.

Dated:
Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:
Spouse of Taxpayer

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EXHIBIT C

FP TECHNOLOGY HOLDINGS, INC.

INVESTMENT REPRESENTATION STATEMENT

NAME OF GRANTEE:

COMPANY:	FP TECHNOLOGY HOLDINGS, INC.

SECURITY:	COMMON STOCK

NUMBER OF SHARES:

DATE OF ISSUANCE:

In connection with the receipt of the above-listed Securities, the undersigned Grantee represents to the Company the following:

(a)   Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Grantee is acquiring these Securities for investment for Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)   The Grantee is an “accredited investor” within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission, as presently in effect.

(c)   Grantee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon among other things, the bona fide nature of Grantee’s investment intent as expressed herein.  In this connection, Grantee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Grantee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.  Grantee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Grantee further acknowledges and understands that the Company is under no obligation to register the Securities.  Grantee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

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(d)   Grantee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the sale of the Shares to the Grantee, the sale will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including:  (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of sale of the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(e)   Grantee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Grantee understands that no assurances can be given that any such other registration exemption will be available in such event.

(f)    Grantee represents that he or she is a resident of the State of                           .

Signature of Grantee:

Date:	,

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